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                                                                    Exhibit 23.3

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

As independent public accountants, we hereby consent to the inclusion of our report dated 29 March 1996 on the consolidated financial statements of STV Pty Limited included in or made a part of UIH Australia/Pacific, Inc.'s Form S-1 registration statement.

                                                 ARTHUR ANDERSEN
Sydney, Australia,
15 November 1996